Accrued Expenses and Other Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Accounts Payable and Accrued Liabilities [Line Items]
Income taxes payable	$ 6,559	$ 129,305
Accrued products and licenses costs	36,907	40,560
Marketing expenses payable	12,703	9,350
Legal accrual	50,416	47,384
Other accrued expenses	44,576	45,446
Accrued expenses and other liabilities total	$ 151,161	$ 272,045